Dreyfus
100% U.S. Treasury
Money Market Fund
ANNUAL REPORT December 31, 2000

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                            15   Report of Independent Auditors

                            16   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

The money markets proved their worth in 2000, producing competitive yields while preserving investors' capital in a highly volatile environment for longer term financial assets. In fact, money market funds generally outperformed many sectors of the U.S. stock market during the year, showing once again the value of asset allocation among stocks, bonds and money market instruments.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended December 31, 2000, Dreyfus 100% U.S. Treasury Money Market Fund produced an annualized yield of 5.20%. Taking into account the effects of compounding, the fund produced an annualized effective yield of 5.33%.(1)

What is the fund's investment approach?

The fund seeks to maintain a stable share price of $1.00. To pursue this goal, the fund invests only in U.S. Treasury securities.

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Federal Reserve Board (the "Fed") had already taken steps to relieve inflationary pressures by increasing short-term interest rates several times before the beginning of the reporting period. During the reporting period, the Fed again raised interest rates in both February and March 2000 by
0.25 percentage points and by 0.50 percentage points in May.

As might be expected, money market instruments reacted to the Fed' s interest-rate hikes in the form of higher yields. However, Treasury yields did not rise as much as other types of money market instruments, primarily because of supply-and-demand factors. The U.S. Department of the Treasury announced early in the year that, in light of the federal budget surplus, it expected to issue fewer U.S. Treasury bills. Yet demand for T-bills remained high from domestic and overseas investors seeking a relatively safe haven amid global market volatility. The combination of reduced supply and robust demand helped keep T-bill yields relatively low.

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

During the first quarter of 2000, when the economy grew at a robust 4.8%, rising energy prices and strong domestic demand for goods and services added to inflation concerns. In the second quarter, economic growth rose to an even more torrid 5.6% . Consumer confidence and consumer spending showed few signs of abating despite sharp declines in technology stocks. The tightest U.S. labor market in the past 30 years added the prospect of wage-driven inflation.

From July through December, however, we began to see signs that the Fed's interest-rate hikes were having the desired effect of slowing the economy. Retail sales declined, housing starts slowed and inflation figures were relatively benign during the second half of 2000. Third-quarter GDP slowed to a growth rate of approximately 2.2% , the lowest in four years. In addition, further volatility in the stock market appeared to have caused consumers to decrease spending as they became less confident in their economic prospects. As the year progressed, we saw further statistical data suggesting that the economy was indeed growing at a slower pace. For the first time in three months, orders for durable goods declined in October, confirming that demand was also falling. The money markets responded to this news with lower yields. In this environment, the Fed held monetary policy steady, choosing not to raise rates further at its June, August and October 2000 meetings.

Although the Fed continued to leave monetary policy unchanged at its November and December 2000 meetings, it began to suggest that the biggest threat facing the economy was recession, not inflation. As a result, many investors came to believe that the Fed's next move was likely to be an interest-rate cut. (Those expectations proved true when the Fed reduced interest rates by 0.50 percentage points on January 3, 2001, just days after the end of the reporting period.)


What is the fund's current strategy?

As of December 31, 2000, it appeared that a declining stock market, diminishing consumer confidence and a softening in the manufacturing sector were threatening to negatively affect economic expansion and possibly push the economy into recession. In our view, however, these fears may be overblown. Our current analyses indicate that the economic growth trend is moderating and inflation appears to be under control. Even though expectations have been pared back, in our current view the U.S. economy appears to be slowing down enough to prolong the economic expansion without the threat of recession.

Accordingly, in our opinion, the Fed's next move is likely to be a reduction in short-term interest rates, perhaps as soon as its meeting in late January. On the other hand, supply-and-demand factors, uncertainty about future equity earnings and the prospects of continued volatility may negatively affect the money markets, including U.S. Treasury bills. Regardless of which forces ultimately prevail, we intend to continue to monitor the situation, including the economy and changes in the Fed's monetary policy. We will also look to respond as we deem appropriate with respect to the fund's holdings and maturity stance.

January 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                       The Fund



STATEMENT OF INVESTMENTS

December 31, 2000



                                                                         Annualized
                                                                         Yield on
                                                                         Date of                 Principal
U.S. TREASURY BILLS--34.8%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

1/4/2001                                                                         6.08             2,280,000            2,278,860

1/11/2001                                                                        6.09             4,393,000            4,385,678

1/18/2001                                                                        6.27               960,000              957,198

1/25/2001                                                                        6.26            48,705,000           48,504,666

2/1/2001                                                                         5.70           100,000,000           99,512,611

2/8/2001                                                                         6.16             4,423,000            4,394,801

3/15/2001                                                                        5.84           170,515,000          168,522,988

3/22/2001                                                                        5.73            18,532,000           18,298,909

6/28/2001                                                                        5.68             3,294,000            3,204,096

TOTAL U.S. TREASURY BILLS

   (cost $350,059,807)                                                                                               350,059,807
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--64.2%

4.50%, 1/31/2001                                                                 5.18            21,315,000           21,299,653

5.375%, 2/15/2001                                                                6.22            60,000,000           59,926,014

5.00%, 2/28/2001                                                                 6.04           100,000,000           99,817,645

4.875%, 3/31/2001                                                                6.20           250,000,000          249,061,103

5.00%, 4/30/2001                                                                 6.38            17,000,000           16,921,520

5.625%, 5/15/2001                                                                6.29           100,000,000           99,748,403

5.25%, 5/31/2001                                                                 6.26           100,000,000           99,570,604

TOTAL U.S. TREASURY NOTES

   (cost $646,344,942)                                                                                               646,344,942
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $996,404,749)                                           99.0%                                996,404,749

CASH AND RECEIVABLES (NET)                                                       1.0%                                 10,500,582

NET ASSETS                                                                     100.0%                              1,006,905,331



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           996,404,749  996,404,749

Cash                                                                  3,678,923

Interest receivable                                                   7,735,857

Prepaid expenses and other assets                                        38,780

                                                                  1,007,858,309
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           853,453

Accrued expenses and other liabilities                                   99,525

                                                                        952,978
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,006,905,331
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,006,647,329

Accumulated undistributed net investment income                         299,234

Accumulated net realized gain (loss) on investments                     (41,232)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,006,905,331
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)

                                                                  1,006,358,712

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     61,437,650

EXPENSES:

Management fee--Note 2(a)                                            5,209,885

Shareholder servicing costs--Note 2(b)                               1,620,173

Trustees' fees and expenses--Note 2(c)                                 155,398

Custodian fees                                                          80,456

Prospectus and shareholders' reports                                    60,646

Registration fees                                                       41,096

Professional fees                                                       36,055

Miscellaneous                                                            8,594

TOTAL EXPENSES                                                       7,212,303

INVESTMENT INCOME--NET                                              54,225,347
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 365,936

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                54,591,283

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         54,225,347          44,845,198

Net realized gain (loss) from investments         365,936             (61,191)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   54,591,283          44,784,007
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (53,926,113)        (44,845,198)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 923,396,160       1,066,213,178

Dividends reinvested                           51,359,012          42,769,116

Cost of shares redeemed                    (1,074,643,135)     (1,145,375,828)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (99,887,963)        (36,393,534)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (99,222,793)        (36,454,725)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,106,128,124       1,142,582,849

END OF PERIOD                               1,006,905,331       1,106,128,124

Undistributed investment income-net               299,234                  --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------

                                                               2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                          1.00            1.00           1.00           1.00            1.00

Investment Operations:

Investment income--net                                        .052            .041           .045           .046            .046

Distributions:

Dividends from investment income--net                        (.052)          (.041)         (.045)         (.046)          (.046)

Net asset value, end of period                                1.00            1.00           1.00           1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              5.31            4.17           4.55           4.74            4.67
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .69             .71            .75            .71             .73

Ratio of net investment income

   to average net assets                                      5.22            4.10           4.46           4.64            4.55
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    1,006,905       1,106,128      1,142,583      1,203,948       1,286,854



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor") a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On January 2, 2001, the fund declared a cash dividend of approximately $.0003 per share from undistributed investment income-net which included investment income-net for Saturday December 30, 2000 and Sunday December 31, 2000.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $41,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.


At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2000, the fund was charged $1,076,232 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $319,484 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for tele-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

phone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus 100% U.S. Treasury Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [Ernst & Young Signature Logo]

New York, New York

February 8, 2001

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 2000 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


                        For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  071AR0012